                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  May 25, 2006
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                      Merrill Lynch Mortgage Trust 2006-C1
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                       (Exact name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-130408-01

                      Merrill Lynch Mortgage Lending, Inc.
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             (Exact name of the Sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
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           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-130408

Delaware                               333-130408-01         13-3416059
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(State or Other Jurisdiction           (Commission          (IRS Employer
of Incorporation)                      File Number)          Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York                               10080
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (212) 449-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On May 25, 2006, a pooling and servicing agreement, dated as of May 1,
2006 (the "Pooling and Servicing Agreement"), was entered into by and between
Merrill Lynch Mortgage Investors, Inc., as depositor (the "Registrant"), Midland
Loan Services, Inc. and Wells Fargo Bank, National Association, as master servicers, Midland Loan Services, Inc., as special servicer, U.S. Bank National
Association as trustee and LaSalle Bank National Association, as certificate administrator and custodian. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled
Merrill Lynch Mortgage Trust 2006-C1 (the "Merrill Lynch Mortgage Trust
2006-C1"), Commercial Mortgage Pass-Through Certificates, Series 2006-C1 (the
"Certificates"). Certain classes of the Certificates, designated as Class A-1,
Class A-2, Class A-3, Class A-3B, Class A-SB, Class A-4, Class A-1A, Class AM,
Class AJ, Class B, Class C and Class D (collectively, the "Publicly-Offered
Certificates"), were registered under the Registrant's registration statement on
Form S-3 (Registration No. 333-130408). The Publicly-Offered Certificates were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"),
LaSalle Financial Services, Inc., PNC Capital Markets LLC, Goldman, Sachs & Co.
and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of May 16, 2006 (the
"Underwriting Agreement"), between the Registrant and the Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MLML
Mortgage Loans") were acquired by the Registrant from Merrill Lynch Mortgage
Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of May 16, 2006 (the "MLML Mortgage Loan Purchase Agreement"). Certain
other of the mortgage loans backing the Publicly-Offered Certificates (the
"LaSalle Mortgage Loans") were acquired by the Registrant from LaSalle Bank
National Association ("LaSalle") as seller pursuant to a mortgage loan purchase agreement dated as of May 16, 2006 (the "LaSalle Mortgage Loan Purchase
Agreement"). Certain other of the mortgage loans backing the Publicly-Offered
Certificates (the "PNC Bank Mortgage Loans") were acquired by the Registrant from PNC Bank, National Association ("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of May 16, 2006 (the "PNC Bank
Mortgage Loan Purchase Agreement"). The remaining mortgage loans backing the
Publicly-Offered Certificates (the "Artesia Mortgage Loans"; the MLML Mortgage
Loans, the LaSalle Mortgage Loans, the PNC Bank Mortgage Loans and the Artesia
Mortgage Loans, collectively, the "Mortgage Loans") were acquired by the
Registrant from Artesia Mortgage Capital Corporation ("Artesia") as seller pursuant to a mortgage loan purchase agreement dated as of May 16, 2006 (the
"Artesia Mortgage Loan Purchase Agreement"; the MLML Mortgage Loan Purchase
Agreement, the LaSalle Mortgage Loan Purchase Agreement, the PNC Bank Mortgage
Loan Purchase Agreement and the Artesia Mortgage Loan Purchase Agreement,
collectively, the "Mortgage Loan Purchase Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, LaSalle, PNC Bank or Artesia, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on May 22, 2006 on behalf of the
Registrant, which filing was made

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pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the
Registrant's Form S-3 registration statement number 333-130408-01, for the
Merrill Lynch Mortgage Trust 2006-C1, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage
Loan Purchase Agreements will be filed subsequently as exhibits to a separate
Current Report on Form 8-K filed by the Registrant for the Merrill Lynch
Mortgage Trust 2006-C1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 26, 2006

                            MERRILL LYNCH MORTGAGE INVESTORS, INC.

                            By:  /s/ David M. Rodgers
                                 --------------------------------------------
                                   Name:  David M. Rodgers
                                   Title: Executive Vice President,
                                          Chief Officer in Charge of
                                          Commercial Mortgage Securitization

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